                                                                   EXHIBIT 10.25


     Date of            Name of                   Warrant            Number of Shares       Expiration
     Issuance      Warrant Recipient                No.              of Common Stock           Date
     3/03/99        John E. Feltl                  BWL-2                  82,500             3/03/2004
     3/03/99        Stephen D. King                BWL-3                  82,500             3/03/2004
     3/03/99        Timothy I. Maudlin             BWL-4                  50,000             3/03/2004
     3/03/99        Wayne W. Mills                 BWL-5                 250,000             3/03/2004
